Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

TABLE OF CONTENTS

BALANCE SHEET DATA	S-2

AVERAGE BALANCE SHEET DATA	S-3

INCOME STATEMENT DATA	S-4

SELECTED DATA AND RATIOS	S-5

LOAN COMPOSITION	S-6

ALLOWANCE FOR CREDIT LOSSES ON LOANS	S-6

CREDIT QUALITY DATA AND RATIOS	S-7

SEGMENT DATA	S-8

FOOTNOTES	S-11

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Assets:
Cash and cash equivalents	$795,143	$1,077,158	$756,971	$1,011,247	$747,007
Investment securities, net of allowance for credit losses	655,296	614,836	542,045	543,449	573,027
Loans held for sale	39,727	28,037	52,077	40,546	56,833
Loans	4,362,233	4,390,243	4,496,562	4,343,806	4,554,221
Allowance for credit losses	(64,449)	(71,656)	(64,577)	(63,024)	(60,291)
Loans, net	4,297,784	4,318,587	4,431,985	4,280,782	4,493,930
Federal Home Loan Bank stock, at cost	10,311	10,311	10,311	10,311	11,670
Premises and equipment, net	33,886	34,358	36,073	37,499	38,682
Right-of-use assets	41,364	42,402	38,825	39,257	40,698
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned ("OREO")	1,687	1,740	1,792	1,845	1,898
Bank owned life insurance ("BOLI")	100,396	99,773	99,161	99,634	99,008
Other assets and accrued interest receivable	120,582	106,367	108,092	106,764	104,257
Total assets	$6,112,476	$6,349,869	$6,093,632	$6,187,634	$6,183,310

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,094,436	$2,226,714	$1,990,781	$2,086,548	$2,062,433
Interest-bearing	2,733,093	2,860,392	2,849,637	2,861,399	2,955,145
Total deposits	4,827,529	5,087,106	4,840,418	4,947,947	5,017,578

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	303,315	287,818	290,967	260,583	142,895
Operating lease liabilities	42,163	43,204	39,672	40,151	41,621
Federal Home Loan Bank advances	20,000	20,000	25,000	25,000	25,000
Subordinated note	—	—	—	—	41,240
Other liabilities and accrued interest payable	77,295	71,412	63,343	75,296	69,886
Total liabilities	5,270,302	5,509,540	5,259,400	5,348,977	5,338,220

Stockholders' equity	842,174	840,329	834,232	838,657	845,090
Total liabilities and stockholders' equity	$6,112,476	$6,349,869	$6,093,632	$6,187,634	$6,183,310

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Six Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$813,956	$861,822	$848,215	$924,859	$938,728	$837,757	$725,764
Investment securities, including FHLB stock	691,427	606,182	540,227	555,934	562,509	649,040	563,243
Loans, including loans held for sale	4,339,432	4,355,255	4,385,547	4,404,270	4,546,747	4,347,299	4,645,662
Total interest-earning assets	5,844,815	5,823,259	5,773,989	5,885,063	6,047,984	5,834,096	5,934,669

Allowance for credit losses	(72,037)	(69,287)	(63,711)	(61,562)	(74,258)	(70,670)	(70,390)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	172,382	354,165	137,556	140,037	144,327	262,772	196,793
Premises and equipment, net	34,322	35,460	37,055	38,377	39,119	34,888	39,152
Bank owned life insurance	100,152	99,532	99,978	99,386	97,257	99,844	82,837
Other assets	164,090	180,779	192,755	187,286	186,133	172,389	188,785

Total assets	$6,243,724	$6,423,908	$6,177,622	$6,288,587	$6,440,562	$6,333,319	$6,371,846

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,779,941	$2,827,496	$2,857,403	$2,908,135	$3,020,168	$2,803,587	$2,964,900
SSUARs and other short-term borrowings	294,388	300,169	318,785	242,867	169,888	297,263	181,216
Federal Home Loan Bank advances	20,000	23,333	25,000	25,000	25,000	21,657	34,033
Subordinated note	—	—	—	40,791	41,240	—	41,240
Total interest-bearing liabilities	3,094,329	3,150,998	3,201,188	3,216,793	3,256,296	3,122,507	3,221,389

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	2,197,300	2,313,549	2,028,910	2,118,200	2,226,070	2,255,104	2,186,274
Other liabilities	100,937	112,331	102,694	104,659	108,891	106,603	121,357
Stockholders' equity	851,158	847,030	844,830	848,935	849,305	849,105	842,826

Total liabilities and stock-holders’ equity	$6,243,724	$6,423,908	$6,177,622	$6,288,587	$6,440,562	$6,333,319	$6,371,846

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Six Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021

Total interest income (1)	$52,320	$63,555	$51,379	$54,469	$51,815	$115,875	$121,458
Total interest expense	1,088	943	1,038	1,340	1,511	2,031	3,288
Net interest income	51,232	62,612	50,341	53,129	50,304	113,844	118,170

Provision for expected credit loss expense (2)	3,705	9,226	2,577	1,292	(4,323)	12,931	10,939

Noninterest income:
Service charges on deposit accounts	3,363	3,226	3,332	3,277	3,071	6,589	5,944
Net refund transfer fees	3,950	12,051	326	1,280	5,923	16,001	18,644
Mortgage banking income (3)	1,763	2,657	3,339	5,280	4,182	4,420	11,375
Interchange fee income	3,461	3,070	3,291	3,263	3,481	6,531	6,508
Program fees (3)	3,885	3,854	4,668	4,018	3,342	7,739	5,551
Increase in cash surrender value of BOLI	623	612	626	626	600	1,235	990
Net losses on OREO	(52)	(53)	(53)	(52)	(44)	(105)	(55)
Contract termination fee	—	5,000	—	—	—	5,000	—
Legal settlement	13,000	—	—	—	—	13,000	—
Other	573	584	1,552	1,133	1,093	1,157	1,712
Total noninterest income	30,566	31,001	17,081	18,825	21,648	61,567	50,669

Noninterest expense:
Salaries and employee benefits	28,896	29,312	26,350	26,991	27,410	58,208	56,747
Technology, equipment, and communication	7,229	7,214	7,342	7,498	7,444	14,443	14,511
Occupancy	3,224	3,440	3,188	3,195	3,251	6,664	6,810
Marketing and development	1,720	1,348	1,291	1,233	1,094	3,068	1,866
FDIC insurance expense	399	419	402	325	418	818	864
Interchange related expense	1,264	1,117	1,253	1,275	1,288	2,381	2,432
Legal and professional fees	804	1,365	1,360	884	1,466	2,169	2,680
Other (2)	4,117	4,358	3,850	3,034	3,343	8,475	7,685
Total noninterest expense	47,653	48,573	45,036	44,435	45,714	96,226	93,595

Income before income tax expense	30,440	35,814	19,809	26,227	30,561	66,254	64,305
Income tax expense	6,539	7,888	3,004	6,218	6,639	14,427	14,330

Net income	$23,901	$27,926	$16,805	$20,009	$23,922	$51,827	$49,975

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Per Share Data:

Basic weighted average shares outstanding	20,107	20,145	20,270	20,508	20,894	20,131	20,951
Diluted weighted average shares outstanding	20,169	20,225	20,379	20,591	20,949	20,202	21,016

Period-end shares outstanding:
Class A Common Stock	17,629	17,834	17,816	18,040	18,421	17,629	18,421
Class B Common Stock	2,161	2,165	2,165	2,165	2,166	2,161	2,166

Book value per share (4)	$42.56	$42.02	$41.75	$41.51	$41.05	$42.56	$41.05
Tangible book value per share (4)	41.26	40.73	40.48	40.26	39.85	41.26	39.85

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.20	$1.40	$0.84	$0.99	$1.16	$2.60	$2.42
Basic EPS - Class B Common Stock	1.09	1.27	0.77	0.90	1.05	2.37	2.20
Diluted EPS - Class A Common Stock	1.20	1.40	0.84	0.99	1.16	2.59	2.41
Diluted EPS - Class B Common Stock	1.09	1.27	0.76	0.90	1.05	2.36	2.19

Cash dividends declared per Common share:
Class A Common Stock	$0.341	$0.341	$0.308	$0.308	$0.308	$0.682	$0.616
Class B Common Stock	0.310	0.310	0.280	0.280	0.280	0.620	0.560

Performance Ratios:

Return on average assets	1.53%	1.74%	1.09%	1.27%	1.49%	1.64%	1.57%
Return on average equity	11.23	13.19	7.96	9.43	11.27	12.21	11.86
Efficiency ratio (5)	68	55	66	61	62	61	55
Yield on average interest-earning assets (1)	3.58	4.37	3.56	3.65	3.41	3.97	4.09
Cost of average interest-bearing liabilities	0.14	0.12	0.13	0.17	0.19	0.13	0.20
Cost of average deposits (6)	0.08	0.07	0.08	0.09	0.10	0.07	0.11
Net interest spread (1)	3.44	4.25	3.43	3.48	3.22	3.84	3.89
Net interest margin - Total Company (1)	3.51	4.30	3.49	3.56	3.33	3.90	3.98
Net interest margin - Core Bank	3.02	2.92	3.08	3.25	3.03	2.97	3.24

Other Information:

End of period FTEs (7) - Total Company	1,020	1,040	1,045	1,052	1,072	1,020	1,072
End of period FTEs - Core Bank	929	955	958	966	981	929	981
Number of full-service banking centers	42	42	42	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$832,137	$808,658	$820,731	$827,898	$852,947
Nonowner occupied	313,534	314,933	306,323	294,818	289,290
Commercial real estate	1,569,119	1,556,575	1,456,009	1,393,241	1,389,003
Construction & land development	137,452	129,970	129,337	105,968	95,180
Commercial & industrial	394,175	342,175	340,363	333,795	330,302
Paycheck Protection Program	14,657	18,276	56,014	126,271	250,933
Lease financing receivables	11,345	10,396	8,637	9,427	9,249
Aircraft	159,958	151,284	142,894	130,398	121,112
Home equity	214,069	210,364	210,578	215,282	217,621
Consumer:
Credit cards	15,419	14,654	14,510	14,781	14,754
Overdrafts	901	716	683	753	717
Automobile loans	9,579	11,846	14,448	17,533	21,190
Other consumer	1,245	939	1,432	6,223	6,796
Total Traditional Banking	3,673,590	3,570,786	3,501,959	3,476,388	3,599,094
Warehouse lines of credit	596,678	690,200	850,550	750,682	840,155
Total Core Banking	4,270,268	4,260,986	4,352,509	4,227,070	4,439,249

Republic Processing Group:
Tax Refund Solutions:
Easy Advances	—	16,475	—	—	—
Other TRS loans	149	25,132	50,987	25	23
Republic Credit Solutions	91,816	87,650	93,066	116,711	114,949
Total Republic Processing Group	91,965	129,257	144,053	116,736	114,972

Total loans - Total Company	$4,362,233	$4,390,243	$4,496,562	$4,343,806	$4,554,221

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$49,727	$49,616	$49,407	$49,487	$49,362
Warehouse Lending	1,491	1,725	2,126	1,877	2,100
Total Core Banking	51,218	51,341	51,533	51,364	51,462

Tax Refund Solutions	—	8,370	96	—	—
Republic Credit Solutions	13,231	11,945	12,948	11,660	8,829
Total Republic Processing Group	13,231	20,315	13,044	11,660	8,829

Total Allowance - Total Company	$64,449	$71,656	$64,577	$63,024	$60,291

Allowance to Total Loans

Traditional Banking	1.35%	1.39%	1.41%	1.42%	1.37%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.20	1.20	1.18	1.22	1.16

Tax Refund Solutions	—	20.12	0.19	—	—
Republic Credit Solutions	14.41	13.63	13.91	9.99	7.68
Total Republic Processing Group	14.39	15.72	9.06	9.99	7.68

Total Company	1.48	1.63	1.44	1.45	1.32

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$16,168	$16,935	$20,504	$20,252	$21,621	$16,168	$21,621
Loans past due 90-days-or-more and still on accrual	42	31	48	691	723	42	723
Total nonperforming loans	16,210	16,966	20,552	20,943	22,344	16,210	22,344
OREO	1,687	1,740	1,792	1,845	1,898	1,687	1,898
Total nonperforming assets	$17,897	$18,706	$22,344	$22,788	$24,242	$17,897	$24,242

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$16,168	$16,935	$20,504	$20,252	$21,621	$16,168	$21,621
Loans past due 90-days-or-more and still on accrual	—	—	1	—	—	—	—
Total nonperforming loans	16,168	16,935	20,505	20,252	21,621	16,168	21,621
OREO	1,687	1,740	1,792	1,845	1,898	1,687	1,898
Total nonperforming assets	$17,855	$18,675	$22,297	$22,097	$23,519	$17,855	$23,519

Delinquent Loans:
Delinquent loans - Core Bank	$5,352	$5,863	$7,430	$7,692	$9,909	$5,352	$9,909
RPG	6,099	10,352	6,035	9,701	8,809	6,099	8,809
Total delinquent loans - Total Company	$11,451	$16,215	$13,465	$17,393	$18,718	$11,451	$18,718

NCOs (Recoveries) by Segment:
Traditional Bank	$(5)	$118	$175	$(167)	$(5)	$113	$377
Warehouse Lending loans	—	—	—	—	—	—	—
Core Bank loans	(5)	118	175	(167)	(5)	113	377
Tax Refund Solutions	8,728	(362)	(1,263)	(2,261)	10,256	8,366	10,269
Republic Credit Solutions	2,149	2,398	2,119	989	518	4,547	1,191
RPG	10,877	2,036	856	(1,272)	10,774	12,913	11,460
Total NCOs (recoveries) - Total Company	$10,872	$2,154	$1,031	$(1,439)	$10,769	$13,026	$11,837

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.37%	0.39%	0.46%	0.48%	0.49%	0.37%	0.49%
Nonperforming assets to total loans (including OREO)	0.41	0.43	0.50	0.52	0.53	0.41	0.53
Nonperforming assets to total assets	0.29	0.29	0.37	0.37	0.39	0.29	0.39
Allowance for credit losses to total loans	1.48	1.63	1.44	1.45	1.32	1.48	1.32
Allowance for credit losses to nonperforming loans	398	422	314	301	270	398	270
Delinquent loans to total loans (8)	0.26	0.37	0.30	0.40	0.41	0.26	0.41
NCOs (recoveries) to average loans (annualized)	1.00	0.20	0.09	(0.13)	0.95	0.60	0.51

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.38%	0.40%	0.47%	0.48%	0.49%	0.38%	0.49%
Nonperforming assets to total loans (including OREO)	0.42	0.44	0.51	0.52	0.53	0.42	0.53
Nonperforming assets to total assets	0.32	0.33	0.40	0.39	0.42	0.32	0.42
Allowance for credit losses to total loans	1.20	1.20	1.18	1.22	1.16	1.20	1.16
Allowance for credit losses to nonperforming loans	317	303	251	254	238	317	238
Delinquent loans to total loans	0.13	0.14	0.17	0.18	0.22	0.13	0.22
NCOs (recoveries) to average loans (annualized)	—	0.01	0.02	(0.02)	—	0.01	0.02

TRS Easy Advances ("EAs")

EAs originated	$—	$311,207	$—	$—	$—	$311,207	$250,045
Net (credit) charge to the Provision for EAs	564	8,315	(1,261)	(2,242)	(5,793)	8,879	10,226
Net Provision to YTD EAs originated	0.18%	2.67%	(0.50)%	(0.90)%	(2.32)%	2.85%	4.09%
EAs NCOs (recoveries)	$8,879	$—	$(1,261)	$(2,242)	$10,226	$8,879	$10,226
EA NCOs (recoveries) to YTD EAs originated	2.85%	—%	(0.50)%	(0.90)%	4.09%	2.85%	4.09%

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of June 30, 2022, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2021 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)

Segment information for the quarters and six months ended June 30, 2022 and 2021 follows:

	Three Months Ended June 30, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$39,158	$3,886	$153	$43,197	$1,638	$6,397	$8,035	$51,232

Provision for expected credit loss expense	146	(234)	—	(88)	360	3,433	3,793	3,705

Net refund transfer fees	—	—	—	—	3,950	—	3,950	3,950
Mortgage banking income	—	—	1,763	1,763	—	—	—	1,763
Program fees	—	—	—	—	736	3,149	3,885	3,885
Legal settlement	—	—	—	—	13,000	—	13,000	13,000
Other noninterest income	7,731	12	46	7,789	179	—	179	7,968
Total noninterest income	7,731	12	1,809	9,552	17,865	3,149	21,014	30,566

Total noninterest expense	38,314	1,035	2,832	42,181	3,533	1,939	5,472	47,653

Income (loss) before income tax expense	8,429	3,097	(870)	10,656	15,610	4,174	19,784	30,440
Income tax expense (benefit)	1,647	692	(191)	2,148	3,465	926	4,391	6,539

Net income (loss)	$6,782	$2,405	$(679)	$8,508	$12,145	$3,248	$15,393	$23,901

Period-end assets	$4,997,734	$596,031	$22,342	$5,616,107	$382,156	$114,213	$496,369	$6,112,476

Net interest margin	3.06%	2.69%	NM	3.02%	NM	NM	NM	3.51%

Net-revenue concentration*	57%	5%	2%	64%	24%	12%	36%	100%

	Three Months Ended June 30, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$38,278	$6,324	$140	$44,742	$623	$4,939	$5,562	$50,304

Provision for expected credit loss expense	(77)	(65)	—	(142)	(5,773)	1,592	(4,181)	(4,323)

Net refund transfer fees	2	—	—	2	5,921	—	5,921	5,923
Mortgage banking income	—	—	4,182	4,182	—	—	—	4,182
Program fees	—	—	—	—	715	2,627	3,342	3,342
Other noninterest income	7,970	14	50	8,034	167	—	167	8,201
Total noninterest income	7,972	14	4,232	12,218	6,803	2,627	9,430	21,648

Total noninterest expense	36,939	1,066	3,006	41,011	3,697	1,006	4,703	45,714

Income before income tax expense	9,388	5,337	1,366	16,091	9,502	4,968	14,470	30,561
Income tax expense	1,555	1,227	301	3,083	2,326	1,230	3,556	6,639

Net income	$7,833	$4,110	$1,065	$13,008	$7,176	$3,738	$10,914	$23,922

Period-end assets	$4,774,765	$840,083	$46,816	$5,661,664	$389,999	$131,647	$521,646	$6,183,310

Net interest margin	2.97%	3.48%	NM	3.03%	NM	NM	NM	3.33%

Net-revenue concentration*	64%	9%	6%	79%	10%	11%	21%	100%

_______________________
*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

	Six Months Ended June 30, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$75,306	$8,401	$357	$84,064	$17,042	$12,738	$29,780	$113,844

Provision for expected credit loss expense	466	(635)	—	(169)	8,272	4,828	13,100	12,931

Net refund transfer fees	—	—	—	—	16,001	—	16,001	16,001
Mortgage banking income	—	—	4,420	4,420	—	—	—	4,420
Program fees	—	—	—	—	1,463	6,276	7,739	7,739
Contract termination fee	—	—	—	—	5,000	—	5,000	5,000
Legal settlement	—	—	—	—	13,000	—	13,000	13,000
Other noninterest income	14,965	25	80	15,070	337	—	337	15,407
Total noninterest income	14,965	25	4,500	19,490	35,801	6,276	42,077	61,567

Total noninterest expense	76,533	1,987	5,522	84,042	8,678	3,506	12,184	96,226

Income (loss) before income tax expense	13,272	7,074	(665)	19,681	35,893	10,680	46,573	66,254
Income tax expense (benefit)	2,119	1,596	(146)	3,569	8,371	2,487	10,858	14,427

Net income (loss)	$11,153	$5,478	$(519)	$16,112	$27,522	$8,193	$35,715	$51,827

Period-end assets	$4,997,734	$596,031	$22,342	$5,616,107	$382,156	$114,213	$496,369	$6,112,476

Net interest margin	2.98%	2.89%	NM	2.97%	NM	NM	NM	3.90%

Net-revenue concentration*	51%	5%	3%	59%	30%	11%	41%	100%

	Six Months Ended June 30, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$79,380	$13,096	$549	$93,025	$15,299	$9,846	$25,145	$118,170

Provision for expected credit loss expense	(82)	(307)	—	(389)	10,111	1,217	11,328	10,939

Net refund transfer fees	2	—	—	2	18,642	—	18,642	18,644
Mortgage banking income	—	—	11,375	11,375	—	—	—	11,375
Program fees	—	—	—	—	1,611	3,940	5,551	5,551
Other noninterest income	14,754	28	78	14,860	239	—	239	15,099
Total noninterest income	14,756	28	11,453	26,237	20,492	3,940	24,432	50,669

Total noninterest expense	74,267	2,094	6,127	82,488	8,999	2,108	11,107	93,595

Income before income tax expense	19,951	11,337	5,875	37,163	16,681	10,461	27,142	64,305
Income tax expense	3,680	2,661	1,293	7,634	4,096	2,600	6,696	14,330

Net income	$16,271	$8,676	$4,582	$29,529	$12,585	$7,861	$20,446	$49,975

Period-end assets	$4,774,765	$840,083	$46,816	$5,661,664	$389,999	$131,647	$521,646	$6,183,310

Net interest margin	3.21%	3.45%	NM	3.24%	NM	NM	NM	3.98%

Net-revenue concentration*	56%	8%	7%	71%	21%	8%	29%	100%

___________________
*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2022 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021

Traditional Bank excluding PPP fees	$1,545	$1,451	$1,126	$1,152	$963	$2,996	$1,858
Traditional Bank - PPP fees	124	879	2,850	5,182	3,676	1,003	9,433
Warehouse Lending	500	574	662	779	789	1,074	1,660
Total Core Bank	2,169	2,904	4,638	7,113	5,428	5,073	12,951
TRS - Easy Advances	81	13,444	43	76	294	13,525	13,083
TRS - Other Loan Fees	2	662	—	—	4	664	1,656
RCS	5,782	5,702	5,695	4,862	3,832	11,484	7,688
Total RPG	5,865	19,808	5,738	4,938	4,130	25,673	22,427

Total loan fees - Total Company	$8,034	$22,712	$10,376	$12,051	$9,558	$30,746	$35,378

(2)
Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities.  Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income.  Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021

Mortgage Loans Held for Sale

Balance, beginning of period	$13,302	$29,393	$25,791	$32,401	$63,636	$29,393	$46,867
Originations	61,489	100,661	155,468	170,482	141,177	162,150	354,764
Proceeds from sales	(67,759)	(119,212)	(155,186)	(182,422)	(176,424)	(186,971)	(380,239)
Net gain on sale	1,459	2,460	3,320	5,330	4,012	3,919	11,009
Balance, end of period	$8,491	$13,302	$29,393	$25,791	$32,401	$8,491	$32,401

RCS Consumer Loans Held for Sale

Balance, beginning of period	$14,735	$22,684	$14,755	$24,432	$15,671	$22,684	$4,776
Originations	282,782	245,214	321,118	257,018	186,771	527,996	304,045
Proceeds from sales	(269,429)	(256,280)	(316,597)	(270,463)	(180,826)	(525,709)	(288,510)
Net gain on sale	3,148	3,117	3,408	3,768	2,816	6,265	4,121
Balance, end of period	$31,236	$14,735	$22,684	$14,755	$24,432	$31,236	$24,432

(4)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021

Total stockholders' equity - GAAP (a)	$842,174	$840,329	$834,232	$838,657	$845,090
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,407	9,502	9,196	8,867	8,335
Tangible stockholders' equity - Non-GAAP (c)	$816,467	$814,527	$808,736	$813,490	$820,455

Total assets - GAAP (b)	$6,112,476	$6,349,869	$6,093,632	$6,187,634	$6,183,310
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,407	9,502	9,196	8,867	8,335
Tangible assets - Non-GAAP (d)	$6,086,769	$6,324,067	$6,068,136	$6,162,467	$6,158,675

Total stockholders' equity to total assets - GAAP (a/b)	13.78%	13.23%	13.69%	13.55%	13.67%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.41%	12.88%	13.33%	13.20%	13.32%

Number of shares outstanding (e)	19,790	19,999	19,981	20,205	20,587

Book value per share - GAAP (a/e)	$42.56	$42.02	$41.75	$41.51	$41.05
Tangible book value per share - Non-GAAP (c/e)	41.26	40.73	40.48	40.26	39.85

(5)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes a non-recurring contract termination fee and net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Six Months Ended June 30, 2022
(dollars in thousands)	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021

Net interest income - GAAP	$51,232	$62,612	$50,341	$53,129	$50,304	$113,844	$118,170
Noninterest income - GAAP	30,566	31,001	17,081	18,825	21,648	61,567	50,669
Less: Contract termination fee related to TRS Transaction	—	5,000	—	—	—	5,000	—
Less: Legal settlement related to TRS Transaction	13,000	—	—	—	—	13,000	—
Less: Net gain (loss) on securities	(102)	(120)	(23)	(10)	(1)	(222)	(35)
Total adjusted income - Non-GAAP (a)	$68,900	$88,733	$67,445	$71,964	$71,953	$157,633	$168,874

Noninterest expense - GAAP	$47,653	$48,573	$45,036	$44,435	$45,714	$96,226	$93,595
Less: Expenses related to TRS Transaction	699	127	611	300	1,000	826	1,000
Adjusted noninterest expense - Non-GAAP (b)	$46,954	$48,446	$44,425	$44,135	$44,714	$95,400	$92,595

Efficiency Ratio - Non-GAAP (b/a)	68%	55%	66%	61%	62%	61%	55%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of March 31, 2022 included $4.7 million of Easy Advances, which do not have a contractual due date but the Company considered an EA delinquent in 2022 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628